ISG FUNDS
     SUPPLEMENTAL INFORMATION

  RESULTS OF SHAREHOLDER MEETING
            (UNAUDITED)

Proxy:
On February 11, 2000, a Special
Meeting of Shareholders of the
ISG Funds was held to
consider various proposals.  The
 actual vote tabulations for the
 various issues are as follows:

Issue 1:
To approve an Agreement and Plan
 of Reorganization pursuant to
which each ISG Fund will transfer
 all of its assets
to a corresponding AmSouth Fund
as listed below in exchange for
Trust, Class A and Class B shares
 (collectively, "Shares")
of such AmSouth Fund and the
assumption by such AmSouth Fund
of all of the liabilities of such
 ISG fund, followed by the
liquidation of such ISG Fund, the
 distribution of Shares of such
AmSouth Fund to the shareholders
of such ISG Fund and
the dissolution of The Infinity
Mutual Funds, Inc. (the "Company"):


ISG Funds
AmSouth Funds
ISG Treasury Money Market Fund
AmSouth Treasury Reserve Money Market
 Fund
ISG Prime Money Market Fund
AmSouth Prime Money Market Fund
ISG Tax-Exempt Money Market Fund
AmSouth Tax-Exempt Money Market Fund
ISG Limited Term U.S. Government Fund
AmSouth Limited Term U.S. Government Fund
ISG Government Income Fund
AmSouth Government Income Fund
ISG Municipal Income Fund
AmSouth Municipal Bond Fund
ISG Limited Term Tennessee Tax-Exempt
AmSouth Limited Term Tennessee Tax-Exempt
 Fund
ISG Tennessee Tax-Exempt Fund
AmSouth Tennessee Tax-Exempt Fund
ISG Limited Term Income Fund
AmSouth Limited Term Bond Fund
ISG Income Fund
AmSouth Bond Fund
ISG Equity Income Fund
AmSouth Equity Income Fund
ISG Large-Cap Equity Fund
AmSouth Large Cap Fund
ISG Capital Growth Fund
AmSouth Capital Growth Fund
ISG Mid-Cap Fund
AmSouth Mid Cap Fund
ISG Small-Cap Opportunity Fund
AmSouth Small Cap Fund
ISG International Equity Fund
AmSouth International Equity Fund
ISG Current Income Portfolio
AmSouth Strategic Portfolios: Current
 Income Portfolio
ISG Moderate Growth & Income Portfolio
AmSouth Strategic Portfolios: Moderate
 Growth and Income Portfolio
ISG Growth & Income Portfolio
AmSouth Strategic Portfolios: Growth
and Income Portfolio
ISG Growth Portfolio
AmSouth Strategic Portfolios: Growth
Portfolio
ISG Aggressive Growth Portfolio
AmSouth Strategic Portfolios:
Aggressive Growth Portfolio


Fund
Affirmative
Against
Abstain
Broker
Non-Vote
ISG Treasury Money Market Fund
324,365,366
249,081
731,601
17,984,832
ISG Prime Money Market Fund
395,408,792
2,281,002
3,023,296
284,249,402
ISG Tax-Exempt Money Market Fund
105,017,635
10,826
90,196
4,494,175
ISG Limited Term U.S. Government Fund
4,576,882
-
-
98,706
ISG Government Income Fund
37,163,645
-
520
156,537
ISG Municipal Income Fund
95,210
-
-
44,623
ISG Limited Term Tennessee
Tax-Exempt Fund
1,801,380
-
-
83,054
ISG Tennessee Tax-Exempt Fund
8,380,667
-
5,691
202,884
ISG Limited Term Income Fund
9,914,345
-
2,137
225,445
ISG Income Fund
9,530,740
1,482
531
113,683
ISG Equity Income Fund
8,466,867
8,300
1,872
899,055
ISG Large-Cap Equity Fund
23,369,532
26,936
11,996
2,093,584
ISG Capital Growth Fund
14,532,224
180
4,557
647,558
ISG Mid-Cap Fund
1,556,472
162
-
137,506
ISG Small-Cap Opportunity Fund
6,881,983
222,291
-
463,883
ISG International Equity Fund
1,885,740
-
-
95,566
ISG Current Income Portfolio
41,232
-
-
24,772
ISG Moderate Growth & Income Portfolio
1,818,026
-
-
381,659
ISG Growth & Income Portfolio
6,966,034
-
687
1,479,557
ISG Growth Portfolio
638,582
-
-
475,040
ISG Aggressive Growth Portfolio
993,349
-
-
729,604


Issue 2:
To approve a new Investment
Advisory Agreement between the
 Company, with respect to the
ISG Funds, and First
American National Bank, the
terms of which are identical
in all material respects to
the prior investment advisory
agreement for the ISG Funds.

Fund
Affirmative
Against
Abstain
ISG Treasury Money Market Fund
342,409,541
236,734
684,605
ISG Prime Money Market Fund
679,779,284
2,053,418
3,129,790
ISG Tax-Exempt Money Market
Fund
109,522,181
10,826
79,825
ISG Limited Term U.S.
Government Fund
4,674,000
-
1,588
ISG Government Income Fund
37,320,182
-
520
ISG Municipal Income Fund
139,833
-
-
ISG Limited Term Tennessee
 Tax-Exempt Fund
1,884,434
-
-
ISG Tennessee Tax-Exempt Fund
8,588,532
-
710
ISG Limited Term Income Fund
10,139,790
-
2,137
ISG Income Fund
9,644,954
1,482
-
ISG Equity Income Fund
9,365,922
8,300
1,872
ISG Large-Cap Equity Fund
25,463,438
26,103
12,507
ISG Capital Growth Fund
15,179,534
8
4,977
ISG Mid-Cap Fund
1,693,978
162
-
ISG Small-Cap Opportunity Fund
7,345,651
222,506
-
ISG International Equity Fund
1,981,306
-
-
ISG Current Income Portfolio
66,004
-
-
ISG Moderate Growth & Income
 Portfolio
2,199,685
-
-
ISG Growth & Income Portfolio
8,445,591
-
687
ISG Growth Portfolio
1,113,622
-
-
ISG Aggressive Growth Portfolio
1,722,953
-
-


Issue 3(A):
To approve a new Sub-Investment
Advisory Agreement between Lazard
 Asset Management, the present
sub-adviser
to the ISG International Equity
Fund, and First American National
 Bank, on behalf of the ISG
International Equity Fund,
the terms of which are identical
 in all material respects to the
 prior sub-advisory agreement for
 ISG International Equity Fund.

Fund
Affirmative
Against
Abstain
ISG International Equity Fund
1,981,306
-
-

Issue 3(B):
To approve a new Sub-Investment
Advisory Agreement between Bennett
Lawrence Management, LLC, the present
sub-adviser to the ISG Mid-Cap Fund,
and First American National Bank, on
behalf of the ISG Mid-Cap Fund, the
terms of which are identical in all
material respects to the prior
sub-advisory agreement for ISG
Mid-Cap Fund.

Fund
Affirmative
Against
Abstain
ISG Mid-Cap Fund
1,693,978
162
-

Issue 3(C):
To approve a new Sub-Investment
Advisory Agreement between Womack
 Asset Management, Inc., the present
sub-adviser to the ISG Small-Cap
Opportunity Fund, and First American
 National Bank, on behalf of the
ISG Small-Cap
Opportunity Fund, the terms of which
 are identical in all material
respects to the prior sub-
advisory agreement for
ISG Small-Cap Opportunity Fund.

Fund
Affirmative
Against
Abstain
ISG Small-Cap Opportunity Fund
7,567,453
704
-